SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 28, 2010

Littlefield Corporation
(Exact name of registrant as specified in its charter)

Delaware	0-24805	74-2723809
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

2501 North Lamar Boulevard
Austin, Texas 78705
(Address of principal executive office)
Issuer's telephone number:  (512) 476-5141

Section 2                      Financial Information

Item 2.02.                      Results of Operations and Financial Condition

On April 28, 2010, Littlefield Corporation issued a news release entitled “Littlefield Corporation Announces Q1 2010 Results - Achieves Record Revenue and Profit.”  A copy of that press release is attached as Exhibit 99.1 to this Report.

Section 9                      Financial Statements and Exhibits

Item 9.01                      Financial Statements and Exhibits

(c)           Exhibits

Exhibit No.

99.1                      News Release dated April 28, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	April 28, 2010

Littlefield Corporation

		By:	/s/ Richard S. Chilinski
			Name:	Richard S. Chilinski
			Title:	Chief Financial Officer